SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
<P>
                  ----------------------
<P>
                       FORM 8-K
<P>
                  ----------------------
<P>
                      CURRENT REPORT
<P>
            PURSUANT TO SECTION 13 OR 15(D) OF
           THE SECURITIES EXCHANGE ACT OF 1934
<P>
    Date of Report (Date of earliest event reported):
                      March 9, 2000
<P>
                 SCOVEL MANAGEMENT INC.
<P>
(Exact Name of Registrant as Specified in Its Charter)
<P>

        Delaware                     000-29195                      51-0395696
        --------                     ---------                      ----------
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
  of Incorporation)

<P>
128 APRIL ROAD, PORT MOODY, BRITISH COLUMBIA, CANADA V3H-3M5
------------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)
<P>
                     604/469-8901
<P>
    (Registrant's Telephone Number, Including Area Code)
<P>
     (Former Name or Former Address, if Changed
                   Since Last Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
<P>
Pursuant to an Agreement and Plan of Merger (the "Acquisition Agreement") effective March 9, 2000, Gerald Ghini the sole shareholder of all of the issued and outstanding common stock of Scovel Management Inc., a Delaware corporation (the "Company"), transferred all one hundred percent (100%) of his outstanding shares of common stock ("Common Stock") of Scovel Management Inc., to New Millennium International, Inc. ("New Millennium") for 500,000 shares of $0.0001 par value common stock of New Millennium (the "Acquisition").
<P>
The Acquisition was approved by the Board of Directors and a majority of the shareholders of New Millenium and the Company on March 9, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), New Millennium elected to become the successor issuer to Scovel for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective March 9, 2000.
<P>
As of the effective date of the Acquisition Agreement, Scovel shall assume the name of New Millennium. As of the Effective Date, Mr. Gerald Ghini shall have resigned as an officer and director of Scovel and New Millennium's officers and directors will be the officers and directors of Scovel.
<P>
No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at March 9, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.
<P>

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
---------------------------------------------------------------------------
Common          Gerald Ghini          5,000,000        100.00%
<P>
DIRECTORS AND
OFFICERS AS A
GROUP                                 5,000,000        100.00%
<P>

<P>
The following is a biographical summary of the directors and officers of New Millennium:
<P>
JOHN "JT" THATCH, 37, serves as Director, Chief Executive Officer and President of New Millennium Media Inc. He brings to the company over 15 years of entrepreneurial experience. He has successfully founded, operated and managed his own businesses, and limited partnerships. He brings experience in the areas of management, retail sales and financing. J.T. has strong ties in the business community and brings solid leadership and integrity to the New Millennium. His experience and enthusiasm will provide us with the ability to expand our growth within the outdoor/indoor advertising arena.
<P>
GERALD PARKER, 55 serves as Chairman of the Board. He has founded several companies, and was one of the five original founders of Inktomi Corporation (Nasdaq NMS trading symbol:
"INKT"). Gerry also serves as the President of Investment Management of America (IMA). IMA is a leading venture capital firm that provides funding and business strategies to growing companies. He has been instrumental in raising over $300 million of venture capital for companies. These companies have a combined market valuation of over $7.5 billion. Mr. Parker's experience will bring knowledge and stability to enable us the achieve to goals set forward in this business plan.
<P>
ANDREW BADOLAT, 39, serves as a Director and Vice President of Corporate Finance. He has successfully managed the mergers of several public companies as CEO and founder of Investment Management of America (IMA). Mr. Badolato is an NASD registered representative and a registered principal. He holds series 7, 24 and 63 license classifications, which currently are in inactive status.
<P>
ANTHONY GOMES, 37, serves as a Director and Vice President of Corporate Marketing. Mr. Gomes has over 12 years of corporate marketing experience with fortune 100 companies. He was the Director of Marketing at Tropicana and managed the $1.6 billion Dole juice, twister beverage and Tropicana Orange Juice accounts. His vision turned around the Twister Juice franchise where sales increased 40% with profits increasing 112%. Prior to Tropicana Mr. Gomes was the Brand Manager of Gatorade and was instrumental in signing Michael Jordan as their national spokesman. Tony will be very instrumental in our national marketing strategies.
<P>
The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one-year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to the Acquisition Agreement, Gerald Ghini the sole shareholder of all of the issued and outstanding Common Stock of the Company transferred one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Scovel, for 500,000 shares of $0.0001 par value common stock of the Company. In evaluating New Millennium as a candidate for the proposed merger, Scovel used criteria such as the value of the assets of New Millennium and its subsidiaries, the anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. Scovel determined that the consideration for the merger was reasonable. No material relationship exists between the selling shareholders of Scovel or any of its affiliates, any director or officer, or any associate of any such director or officer of Scovel and New Millennium. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Scovel and New Millennium in an arm's-length transaction. The consideration paid derived from New Millennium's treasury stock.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
<P>
New Millennium retains its certifying accountants.
<P>
ITEM 5. OTHER EVENTS
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the New Millennium elected to become the successor issuer to Scovel Management Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 9, 2000.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
<P>
No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The audited consolidated financial statements for the years ending December 31, 1999 and 1998 and reviewed consolidated financial statements for the quarter ending March 31, 2000 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
<P>
There has been no change in the Company's fiscal year.
<P>
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
<P>
Board of Directors and Shareholders
New Millennium Media International, Inc.
(formerly Progressive Mailer Corp.)
Safety Harbor, Florida
<P>
We have reviewed the condensed balance sheets of New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) (a development stage company) as of December 31, 1999 and March 31, 2000 and the related statements of operations and cash flows for the quarters ended March 31, 1999 and March 31, 2000. These financial statements are the responsibility of the Company's management.
<P>
We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial statements consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opnion.
<P>
Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated interim financial statements for them to be in conformity with generally accepted accounting principals.
<P>
We have previously audited, conducted in accordance with generally accepted auditing standards, the consolidated balance sheet as of December 31, 1998 and 1999, and the related statements of operations, stockholders' deficit and cash flows for the years then ended (not presented herein), and in our report dated June 1, 2000, we expressed a qualified report because of going concern uncertainty on those consolidated financial statements. In our opinion the information set forth in the accompanying condensed balance sheet as of December 31, 1999, is fairly stated in all material respects in relation to the condensed balance sheet from which is has been derived.
<P>
Richard J. Fuller, CPA, PA
Clearwater, Florida
<P>
June 22, 2000
<P>
       NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
          (FORMERLY  PROGRESSIVE MAILER CORP.)
           (A DEVELOPMENT STAGE COMPANY)
<P>
            CONDENSED BALANCE SHEET

                                          December 31,           March 31,
                                             1999                  2000
                                                                (Unaudited)
                                          -------------------------------------------
ASSETS
Current Assets:
     Cash                                 $     2,063             $285,081
     Inventories                              548,862              567,612
                                          -------------------------------------------
     Total Current Assets                     550,925              852,693
                                          -------------------------------------------
Furniture and Equipment-Net                     3,964                7,216
                                          -------------------------------------------
Other Assets
     Prepaid expenses-net                         417                5,271
     Goodwill, net of accumulated
     amortization of $22,587 and $28,234,
     respectively                             655,007              649,860
                                          -------------------------------------------
     Total Other Assets                       655,424              655,131
                                          -------------------------------------------
                                      $     1,210,313           $1,515,040
                                         ============================================
<P>
LIABILITIES AND STOCKHOLDERS' DEFICIT
<P>
Current Liabilities
     Notes payable - related          $     1,596,012           $1,611,012
     Accounts payable                          85,235               38,837
     Accrued expenses payable                 129,289              145,289
                                          -------------------------------------------
     Total Current Liabilities              1,810,536            1,795,138
                                          -------------------------------------------
<P>
Long-term Liabilities                               0                    0
<P>
Stockholders' Deficit
   Common stock, par value $.001; shares
     authorized, 25,000,000
     shares issued and outstanding,
     24,099,881 and 23,079,462
     respectively                              24,100               23,080
   Preferred stock, par value $.001; shares
     authorized, 10,000,000
     no shares issued and outstanding               0                    0
   Additional paid in capital                 448,991              452,511
   Common stock subscribed,
    (1,382,000 shares)                           -                 441,500
   Deficit accumulated during
    the development stage                  (1,073,314)          (1,197,189)
                                          -------------------------------------------
   Total Stockholders' Deficit               (600,223)            (280,098)
                                          -------------------------------------------
                                      $     1,210,313      $     1,515,040
                                          ===========================================

<P>
          NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
          (FORMERLY  PROGRESSIVE MAILER CORP.)
            (A DEVELOPMENT STAGE COMPANY)
<P>
            CONDENSED STATEMENT OF OPERATIONS
                      (Unaudited)

                                For the           For the               From Inception
                                quarter ended     quarter ended         through
                                  3/31/99           3/31/00               3/31/00
                                  -------           -------               --------
Income                           $     6,911      $      -              $     59,808
Costs and Expenses:
     General and administrative  $   109,106      $   101,877           $  1,086,504
     Interest expense                 23,190           16,000                139,921
     Depreciation and amortization       330            5,998                 30,572
                                  -------------------------------------------------------
     Total costs and expenses        132,626          123,875              1,256,997
                                  -------------------------------------------------------
<P>
Loss from Operations                (125,715)        (123,875)            (1,197,189)
<P>
Net Loss                         $  (125,715)     $  (123,875)          $ (1,197,189)
                                  =======================================================
<P>
Basic Loss Per Common Share      $    (0.009)     $    (0.005)          $     (0.052)

<P>
         NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
         (FORMERLY  PROGRESSIVE MAILER CORP.)
             (A DEVELOPMENT STAGE COMPANY)
<P>
           CONDENSED STATEMENT OF CASH FLOWS
                      (Unaudited)

                                For the           For the               From Inception
                                quarter ended     quarter ended         through
                                  3/31/99           3/31/00               3/31/00
                                  -------           -------               --------
Cash Flows from Operating Activities:
   Net loss                        $(125,715)       $(123,875)           $(1,197,189)
   Adjustments to reconcile
     net loss to net cash used in
     operating activities:
     Depreciation and amortization       330            5,998                 30,772
     Common stock issued for services    775             -                    24,838
   Increase in inventories          (481,916)         (18,750)              (567,612)
   Increase in prepaid expenses         -              (5,000)                (5,000)
   Increase (decrease) in
    accounts payable and accrued
    expenses                         532,943          (30,398)               184,126
                                  -----------------------------------------------------
        Total adjustments             52,132          (48,150)              (332,876)
                                  -----------------------------------------------------
Net Cash Used in Operating
 Activities                          (73,583)        (172,025)            (1,530,065)
                                  -----------------------------------------------------
Cash Flows from Investing Activities
     Purchase of goodwill               -                (500)              (678,094)
     Purchase of fixed assets           -              (3,457)               (14,916)
                                  -----------------------------------------------------
      Net Cash Used in Investing
       Activities                       -              (3,957)              (693,010)
                                  -----------------------------------------------------
<P>
Cash Flows from Financing Activities
     Proceeds from notes
      payable - Related              70,000            15,000              1,611,012
     Proceeds from common
      stock transactions               -              444,000                897,144
                                  -----------------------------------------------------
      Net Cash provided by
       Financing Activities          70,000           459,000              2,508,156
                                  -----------------------------------------------------
<P>
Increase in cash and
 cash equivalents              $     (3,583)     $    283,018          $     285,081
<P>
Cash and cash equivalents at
beginning of period             $     6,811      $      2,063          $           0
                                   ----------------------------------------------------
<P>
Cash and cash equivalents at
end of period                   $     3,228      $    285,081          $     285,081
                                   ====================================================
<P>
Supplemental disclosure of cash flow information:
  Cash paid during the year for interest  0                 0                      0
<P>
  Cash paid during the year
   for income taxes                       0                 0                      0

<P>
          NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
           (FORMERLY PROGRESSIVE MAILER CORP.)
             (A DEVELOPMENT STAGE COMPANY)
<P>
       NOTES TO THE CONDENSED FINANCIAL STATEMENTS
                      (Unaudited)
<P>
1.     Organization and  Basis of Presentation
       ---------------------------------------
<P>
New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) (NMMI or the Company) is in the business of marketing advertising space in special advertising display machines. The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information in accordance with rules and regulations of the Securities and Exchange Commission, in particular, Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with the Company's Annual Report (Form 10-KSB) for the years ended December 31, 1998 and 1999. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the quarter ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.
<P>
2.     Development Stage Enterprise
       ----------------------------
<P>
The Company is a development stage enterprise, as defined in Financial Accounting Standards Board Statement No. 7(SFAS No. 7). The Company is devoting substantially all of its efforts in securing and establishing a new business, and has engaged in limited activities in the advertising business, but no significant revenues have been generated to date.
<P>
3.     Going Concern Uncertainty
       -------------------------
<P>
The Company has incurred recurring operating losses and negative cash flows and has negative working capital. The Company has financed itself primarily through the sale of its stock and related party borrowings. These conditions raise substantial doubt about the Company's ability to continue as a going concern.
<P>
There can be no assurance that the Company will be success in implementing its plans, or if such plans are implemented, that the Company will be successful.
<P>
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amount and classification of liabilities that might result from the outcome of this uncertainty.
<P>
4.     Subsequent Events
       -----------------
<P>
On April 12, 2000, the Company entered into an agreement with Investment Management of America, Inc. (a major stockholder and financial consultant) to exchange 3,000,000 shares of Common Stock for 3,000,000 shares of Series A Convertible Preferred Stock of the 5,000,000 shares created under resolution of the Board of Directors of the 10,000,000
Preferred Stock.   In addition, the Company has voted and
passed the increase of the number of Common Stock authorized to 75,000,000 at a special Meeting of Stockholders on July 17, 2000. Further, the Company has secured an agreement with a financial institution to provide an equity line of $25,000,000.
<P>
Proforma financial information is presented for the current interim period and corresponding prior interim period for the Scovel Corporation merger on March 9, 2000.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Shareholders
New Millennium Media International, Inc.
(formerly Progressive Mailer Corp.)
Safety Harbor, Florida
We have reviewed the pro forma adjustments reflecting the event described in Note 1 and the application of those adjustments to the historical amounts in the accompanying statement of operations for the quarter ended March 31, 2000 of New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) (a development stage company). The historical financial statements are derived from the March 31, 2000 historical financial statements of New Millennium Media International, Inc., which were reviewed by us, and the audited financial statements of December 31, 1999, which were audited by us. We have previously audited, conducted in accordance with generally accepted auditing standards, the consolidated balance sheet as of December 31, 1998 and 1999 and the related statements of operations, stockholders' deficit and cash flows for the years then ended (not presented herein), and in our report dated June 1, 2000, we expressed a qualified report because of a going concern uncertainty on those financial statements. Our review of the March 31, 2000 historical financial statements was conducted in accordance with standards established by the American Institute of Certified Public Accountants.
<P>
A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments, and the application of those adjustments to historical information. Accordingly, we do not express such an opinion.
<P>
The objective of this pro forma financial information is to show what the significant effect is on the historical information might have been had the event described in Note 1 had occurred at an earlier date. However, the pro forma financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above mentioned event actually occurred earlier.
<P>
Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable bases for presenting the significant effects directly attributable to the above mentioned event described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the statement of operations for the quarter ended March 31, 2000.
<P>
Richard J. Fuller, CPA, PA
Clearwater, Florida
<P>
June 22, 2000
<P>

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                       (FORMERLY PROGRESSIVE MAILER CORP.)
                          (A DEVELOPMENT STAGE COMPANY)
<P>
                          PRO FORMA CONDENSED COMBINED
                            STATEMENTS OF OPERATIONS
<P>
                      FOR THE QUARTER ENDED MARCH 31, 1999
                                                                              Pro Forma
                                                                                From
                                                                             Inception
                       New Millennium   Scovel      Pro Forma                 through
                          Historical  Corporation   Adjustments   ProForma  March 31, 1999
                     ---------------------------------------------------------------------
Income                   $   6,911    $            $            $   6,911    $  17,566
Costs and Expenses:
General and
administrative           $ 109,106    $            $      33    $ 109,139    $ 866,855
Interest expense            23,190                                 23,190       53,746
Depreciation and
amortization                   330                                    330        1,832
                          ---------    ---------    ---------    ---------    ---------
<P>
Total costs and
expenses                   132,626           --           33      132,659      922,433
                          ---------    ---------    ---------    ---------    ---------
<P>
Loss from
Operations                (125,715)          --          (33)    (125,748)    (904,867)
<P>
Net Loss                 $(125,715)   $      --    $     (33)   $(125,748)   $(904,867)
                          ---------    ---------    ---------    ---------    ---------
<P>
Basic and Diluted Loss Per
Common Share             $  (0.009)                             $  (0.009)   $   (0.14)
                          ---------                              ---------    ---------

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                       (FORMERLY PROGRESSIVE MAILER CORP.)
                          (A DEVELOPMENT STAGE COMPANY)
<P>
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
<P>
                      FOR THE QUARTER ENDED MARCH 31, 2000
                                                                              Pro Forma
                                                                                From
                                                                             Inception
                       New Millennium   Scovel      Pro Forma                 through
                          Historical  Corporation   Adjustments   ProForma  March 31, 1999
                     ---------------------------------------------------------------------
Income                 $              $            $            $          $       59,808
<P>
Costs and Expenses:
General and
administrative         $   101,877    $            $        33  $   101,910 $   1,086,537
Interest expense            16,000                                   16,000       139,921
Depreciation and
amortization                 5,998                                    5,998        30,572
                      -----------    -----------    -----------    -----------   ---------
<P>
Total costs and
expenses                   123,875         --              33       123,908     1,257,030
                      -----------    -----------    -----------    -----------  ----------
<P>
Loss from
Operations                (123,875)        --             (33)     (123,908)   (1,197,222)
<P>
Net Loss               $  (123,875)   $    --      $      (33)   $ (123,908)  $(1,197,222)
                       -----------    -----------  -----------   -----------   -----------
<P>
Basic and Diluted Loss
Per Common Share       $    (0.005)                             $    (0.005)  $    (0.052)
                       -----------                               -----------   -----------
<P>

<P>
         NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
           (FORMERLY PROGRESSIVE MAILER CORP.)
             (A DEVELOPMENT STAGE COMPANY)
<P>
   NOTE TO THE PRO FORMA CONDENSED STATEMENT OF OPERATION
                      (Unaudited)
<P>
         For the quarter ended March 31, 2000
<P>
1.   Basis of Presentation
--------------------------
<P>
On March 9, 2000, the Company acquired 100% of the issued and outstanding common stock of Scovel Corporation in exchange for 500,000 shares of the Company. As part of the merger, the Company is considered a successor issuer in order to comply with reporting requirements implemented by the NASDAQ stock market. This statement is based on the transaction having taken place on January 4, 2000, the date of Scovel Management, Inc.'s incorporation and utilizes the reviewed historical financial statements.
The resulting pro forma statement reflects the effect on historical financial statements.
<P>
         NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
          (FORMERLY PROGRESSIVE MAILER CORP.)
            (A DEVELOPMENT STAGE COMPANY)
<P>
      FINANCIAL STATEMENTS DECEMBER 31, 1998 and 1999
<P>
    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
<P>
Board of Directors and Shareholders
New Millennium Media International, Inc.
(formerly Progressive Mailer Corp.)
Safety Harbor, Florida
<P>
We have audited the balance sheets of New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) (a development stage company) as of December 31, 1998 and 1999, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Progressive Mailer Corp. as of December 31, 1997, were audited by other auditors whose report dated July 16, 1998, expressed an unqualified opinion on those statements.
<P>
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
<P>
The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, minimal revenue has been derived during the organizational period.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) at December 31, 1998 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses for the years ended December 31, 1998 and 1999. This condition raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
<P>
Richard J. Fuller, CPA, PA
Clearwater, Florida
<P>
June 1, 2000
<P>

          NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
            (FORMERLY  PROGRESSIVE MAILER CORP.)
              (A DEVELOPMENT STAGE COMPANY)
<P>
                     BALANCE SHEET
           December 31, 1998 and December 31, 1999
                                                     1998                       1999
                                             ------------------------------------------
ASSETS
Current Assets:
<P>
     Cash                                   $      6,811              $    2,063
<P>
     Inventories                                 481,916                 548,862
<P>
          Total Current Assets                   488,727                 550,925
                                            ------------------------------------------
Furniture and Equipment
     Office furniture and equipment                7,210                   4,249
     Less accumulated depreciation                (1,319)                   (285)
                                            ------------------------------------------
          Furniture and Equipment-Net              5,891                   3,964
                                            ------------------------------------------
<P>
Other Assets
     Organizational costs, net of accumulated
        amortization of $383 and $583                617                     417
     Goodwill, net of accumulated amortization
        of $22,587                                     0                 655,007
          Total Other Assets                         617                 655,424
                                             $   495,235             $ 1,210,313
                                            ===========================================
<P>
LIABILITIES AND STOCKHOLDERS' DEFICIT
<P>
Current Liabilities
     Notes payable - related                    $638,952             $1,596,012
     Accounts payable                             42,119                 85,235
     Accrued expenses payable                     33,068                129,289
                                             ------------------------------------------
          Total Current Liabilities              714,139              1,810,536
                                             ------------------------------------------
Long-term Liabilities                                  0                      0
<P>
Stockholders' Deficit
      Common stock, par value $.001; shares
      authorized, 25,000,000
      shares issued and outstanding, 5,310,000
      and 24,099,881
      respectively, 1998 and 1999                  5,310               24,100
      Preferred stock, par value $.001;
      shares authorized, 10,000,000
      no shares issued and outstanding                 0                    0
      Additional paid in capital                 403,115              448,991
      Deficit accumulated during the
      development stage                         (627,329)          (1,073,314)
                                             -------------------------------------------
Total Stockholders' Deficit                     (218,904)            (600,223)
                                             -------------------------------------------
                                            $    495,235        $   1,210,313
                                             ===========================================
<P>
                                 See Accompanying Notes

<P>

                            NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                             (FORMERLY  PROGRESSIVE MAILER CORP.)
                                  (A DEVELOPMENT STAGE COMPANY)
<P>
                                     STATEMENT OF OPERATIONS
                              For the                    For the          From Inception
                              Year Ended                 Year Ended       through
                              12/31/98                   12/31/99         12/31/99
<P>
Income                         $10,632                    $49,176          $59,808
<P>
Costs and Expenses:
General and administrative    $586,998                   $376,707          $984,627
Interest expense                28,539                     95,382           123,921
Depreciation and amortization    1,319                     23,072            24,574
Total costs and expenses       616,856                    495,161         1,133,122
<P>
Loss from Operations          (606,224)                  (445,985)       (1,073,314)
<P>
Net Loss                     $(606,224)                 $(445,985)      $(1,073,314)
                               =======                    =======         =========
<P>
Basic and Diluted Loss
Per Common Share                $(0.15)                    $(0.03)           $(0.08)
                                  ====                       ====              ====
<P>
                                     See Accompanying Notes.
<P>

                             NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                               (FORMERLY  PROGRESSIVE MAILER CORP.)
                                   (A DEVELOPMENT STAGE COMPANY)
<P>
                                 STATEMENT OF STOCKHOLDERS' DEFICIT
                     For the Period from January 1, 1998 through December 31, 1999
                                                                     Deficit
                                                                     Accumulated   Total
                                                        Additional   during the    stock-
                                    Common Stock        Paid - in    development  holders'
                                    Shares      Amount    Capital      period      equity
                                  --------------------------------------------------------
Balance January 1, 1998         2,015,000    $2,015    $19,907     $(21,105)  $       817
<P>
Shares issued for cash
Pursuant to a private placement
at $.05 per share               1,725,000     1,725     84,525                     86,250
<P>
Shares issued to a shareholder
as compensation for providing a
$60,000 unsecured loan            775,000       775          0                        775
<P>
Shares issued for cash
Pursuant to a private placement
at $.05 per share                 795,000       795    116,045                    116,840
<P>
Shares issued to purchase all of
the assets of Lufam Technologies, Inc.
(Purchase made in 1998 and stock
issued in 1999)                         0         0    182,638                    182,638
<P>
Net loss for the period ended
December 31, 1998                                                  (606,224)     (606,224)
                               ----------   --------  ----------   ----------   ---------
Balance, December 31, 1998      5,310,000     5,310    403,115     (627,329)     (218,904)
                               ----------   --------  ----------   ----------   ---------
Shares issued to purchase all of
the assets of Lufam Technologies, Inc.
(Purchase made in 1998 and stock
issued in 1999)                 1,710,000     1,710          0                      1,710
<P>
Shares issued to purchase all of
Unergi, Inc.                   16,566,667    16,567          0                     16,567
<P>
Shares issued for cash          2,223,214       513     45,876                     46,389
<P>
Net loss for the period ended
December 31, 1999                                                  (445,985)     (445,985)
                                ---------    -------   ----------  ----------    ---------
<P>
Balance, December 31, 1999     25,809,881   $24,100     $48,991 $(1,073,314)    $(600,223)
                               ==========    ======     ========  ==========     =========
See Accompanying Notes.
<P>

<P>
                        NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         (FORMERLY  PROGRESSIVE MAILER CORP.)
                            (A DEVELOPMENT STAGE COMPANY)
<P>
                               STATEMENT OF CASH FLOWS
                                          For the          For the          From Inception
                                          Year Ended       Year Ended       through
                                          12/31/98         12/31/99         12/31/99
<P>
Cash Flows from Operating Activities:
Net loss                                  $(606,224)       $(445,985)       $(1,073,314)
Adjustments to reconcile net loss to net
  cash used in operating activities:
  Depreciation and amortization                  1,519            23,072           24,774
  Common stock issued for services               775              5,891            24,838
Increase in inventories                         (481,916)        (66,946)
(548,862)
Increase in accounts payable                     42,119           43,116           85,235
Increase in accrued expenses                     33,068           96,221           129,289
  Total adjustments                             (404,435)         101,354
(284,726)
  Net Cash Used in Operating Activities         (1,010,659)      (344,631)     (1,358,040)
<P>
Cash Flows from Investing Activities
  Purchase of goodwill                           0               (677,594)       (677,594)
  Purchase of fixed assets                      (7,210)          (4,249)          (11,459)
  Net Cash Used in Operating Activities         (7,210)          (681,843)       (689,053)
<P>
Cash Flows from Financing Activities
  Proceeds from notes payable - Related          638,952          957,060        1,596,012
  Proceeds from common stock issued              385,728          64,666           453,144
  Net Cash provided by Financing Activities      1,024,680        1,021,726      2,049,156
<P>
Increase in cash and cash equivalents           $6,811           $(4,748)         $2,063
<P>
Cash and cash equivalents at beginning of period$0               $6,811           $0
<P>
Cash and cash equivalents at end of period      $6,811           $2,063           $2,063
                                                 =====            =====            =====
Supplemental disclosure of cash flow information:
<P>
  Cash paid during the year for interest         0                0                0
<P>
  Cash paid during the year for income taxes     0                0                0

<P>
See Accompanying Notes.
<P>
         NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
            (FORMERLY PROGRESSIVE MAILER CORP.)
              (A DEVELOPMENT STAGE COMPANY)
<P>
          NOTES TO THE FINANCIAL STATEMENTS
              December 31, 1998 and 1999
<P>
1.     Organization and  summary of significant accounting
       policies
       ---------------------------------------------------
New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) (NMMI or the Company) was incorporated under the laws of the State of Florida on
February 5, 1997.   On April 30, 1998, as part of a plan or
reorganization, the Company became New Millennium Media International, Inc., a Colorado company. On April 14, 1998, all the assets of Lufam Technologies, Inc. were acquired in exchange for 1,710,000 shares of the Company's $.001 par value common stock. On August 31, 1999, pursuant to an Agreement and Plan of merger, the Company acquired all the issued and outstanding stock of Unergi, Inc. in exchange for 16,566,667 shares of the Company's $.001 par value common stock. The Company is in the business of marketing advertising space in special advertising display machines.
<P>
Development Stage Enterprise
-----------------------------
<P>
The Company is a development stage enterprise, as defined in Financial Accounting Standards Board Statement No. 7(SFAS No. 7). The Company is devoting substantially all of its efforts in securing and establishing a new business, and has engaged in limited activities in the advertising business, but no significant revenues have been generated to date.
<P>
Basis of presentation
---------------------
<P>
The financial statements have been prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.
<P>
The financial statements have been prepared on a going concern basis that contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. As shown in the accompanying financial statements, the Company has incurred significant losses and at December 31, 1998 and 1999, the Company has a stockholders' deficit of $627,329 and $1,073,314 respectively.
<P>
The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.
<P>
Use of estimates
-----------------
<P>
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
<P>
Going Concern Uncertainty
--------------------------
<P>
The Company has incurred recurring operating losses and negative cash flows and has negative working capital. The Company has financed itself primarily through the sale of its stock and related party borrowings. These conditions raise substantial doubt about the Company's ability to continue as a going concern. As noted in Note 5, the Company has initiated several actions to generate working capital for expected advertising growth.
<P>
There can be no assurance that the Company will be success in implementing its plans, or if such plans are implemented, that the Company will be successful.
<P>
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amount and classification of liabilities that might result from the outcome of this uncertainty.
<P>
Comprehensive Income
--------------------
<P>
Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.
<P>
Segments of Business Reporting
------------------------------
<P>
Statement of Financial Accounting Standards (SFAS) No. 131, establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customer. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.
<P>
Intangible assets
-----------------
<P>
Organization costs are amortized using the straight-line method over their estimated useful lives of five years and are stated at cost less accumulated amortization. The Company reviews for the impairment of long-lived assets and certain identifiable intangibles annually. No such impairment losses have been identified by the Company for the years presented.
<P>
Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, including estimated fees and expenses related to the merger, over the net assets acquired is classified as goodwill by the Company. The estimated fair values and useful lives of assets acquired and liabilities assumed are based on a preliminary valuation and are subject to final valuation adjustments which may cause some of the intangibles to be amortized over a shorter life than the goodwill amortization period of 15 years
<P>
Inventories
------------
<P>
Inventories consist primarily of advertising machines acquired substantially from one vendor. These machines are intended to generate income from revenue for placement of these machines at various locations and are carried at the lower of cost (first-in, first-out) or market. Once the machines are placed in service, depreciation is to be recognized. No depreciation has been recognized for the years ended 1998 and 1999 because no significant rental activity has yet occurred.
<P>
Furniture and equipment
-----------------------
<P>
Furniture and equipment is stated at cost and depreciated using the straight-line method, over the estimated useful lives of five to seven years.
<P>
Advertising Costs
-----------------
<P>
The Company expenses the cost of advertising as incurred.
<P>
Income Taxes
------------
<P>
The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (SFAS No. 109).
Under SFAS No. 109, deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using currently enacted tax rates. SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.
<P>
Basic and Diluted Loss Per Common Share
---------------------------------------
<P>
Basic loss per common share is based on the weighted average number of shares outstanding during the period. The computation of diluted loss per common share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potentially dilutive common shares had been issued. Diluted loss per common share is the same as basic loss per common share.
<P>
Cash Equivalents
-----------------
<P>
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.
<P>
Fair Value of Financial Instruments
-----------------------------------
<P>
All financial instruments are held for purposes other than trading. The following methods and assumptions were used to estimate the fair value of each financial instrument for which it is practicable to estimate that value:
For cash, cash equivalents and notes payable, the carrying amount is assumed to approximate fair value due to the short-term maturities of these instruments.
<P>
Concentrations of Credit Risk
-----------------------------
<P>
Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality financial institutions. At times during the year, the balance at any one financial institution may exceed FDIC limits.
<P>
Also, the Company relies principally on one vendor to supply inventory. Because the vendor is the major manufacturer of this inventory, and located in the United Kingdom, abrupt changes in economic conditions including scheduling and shipping disruptions could cause a delay or have an adverse affect on management's ability to meet rental commitments.
<P>
2.     Notes Payable - Related
       ------------------------
<P>
The Company issued notes to related parties. These notes are due on demand.

                                                                 1998             1999
      Note due stockholder former officer at 10% interest     $ 638,952       $   641,152
      secured by inventories
      Notes due stockholders, non-interest bearing                 -              954,860
                                                               $638,952       $ 1,596,012

<P>
3.     Acquisition
       ------------
<P>
On August 31, 1999 the Company acquired all the outstanding stock of Unergi, Inc. The acquisition was accounted for as a purchase. Consideration for the purchase was the issuance of 16,566,667 shares of $.001 par value stock of the Company. The purchase price exceeded the fair value of the net assets acquired by $677,594 which has been recorded as goodwill. The unaudited pro forma consolidated balance sheet at December 31, 1998 and the unaudited pro forma consolidated statements of operations for December 31, 1998 and 1999 have been presented as if the business combinations of New Millennium Media International, Inc. and Unergi, Inc. had been made at the beginning of the periods presented.
The unaudited pro forma results have been prepared for comparative purposes only and do no purport to be indicative of the results of operations which would have actually resulted had the combinations been in effect on January 1, 1998, or of future results of operations.
<P>
              PRO FORMA COMBINED BALANCE SHEET
                   December 31, 1998

                                New Millennium                       Pro Forma
                                Historical        Unergi, Inc.       Adjustments Pro Forma
                                ----------------------------------------------------------
ASSETS
<P>
Current Assets:
 Cash                        $   6,811            $1,691             $             $8,502
 Inventories                   481,916                                            481,916
 Stock Subscription Receivable     800              (800)                               0
 Employee Advance                1,000            (1,000)                               0
 Total Current Assets          488,727             3,491               (1,800)    490,418
                             ------------------------------------------------------------
Furniture and Equipment
 Office furniture and equipment  7,210                                              7,210
 Less accumulated depreciation  (1,319)                                           (1,319)
 Furniture and Equipment-Net     5,891                                             5,891
<P>
Other Assets
 Organizational costs, net of accumulated
 amortization of $383              617                                                617
 Total Other Assets                617                                                617
                              $495,235            $3,491               $         $496,926
                               =======            =====                ====       =======
LIABILITIES AND STOCKHOLDERS' DEFICIT
<P>
Current Liabilities
 Notes payable - related        $638,952        $115,000              $          $753,952
 Accounts payable                 42,119               0                           42,119
 Accrued expenses payable         33,068          39,281                           72,349
 Total Current Liabilities       714,139         154,281                          868,420
<P>
Long-term Liabilities                  0                                                0
<P>
Stockholders' Deficit
 Common stock, par value $.001; shares
 authorized, 25,000,000 shares
 issued and outstanding,       5,310,000           5,310     1,000      (1,000)     5,310
 preferred stock, par value $.001; shares
 authorized, 10,000,000
 no shares issued and outstanding      0                                                0
<P>
Additional paid in capital       403,115                                          403,115
Deficit accumulated during the
development stage               (627,329)        (151,790)               (800)   (779,919)
Total Stockholders' Deficit     (218,904)        (150,790)             (1,800)   (371,494)
                                $495,235         $  3,491            $ (1,800)  $ 496,926
<P>

<P>

                   PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          FOR THE YEAR ENDED DECEMBER 31, 1998
<P>
                             New Millennium                   Pro Forma
                             Historical       Unergi, Inc.    Adjustments     Pro Forma
<P>
Income                       $10,632          $23             $               $10,655
<P>
Costs and Expenses:
 General and administrative  $586,998         $149,796        $(800)          $735,994
 Interest expense             28,539           2,017                           30,556
 Depreciation and amortization1,319            0                               1,319
 Total costs and expenses     616,856          151,813         (800)           767,869
Loss from Operations         (606,224)        (151,790)        (800)          (758,814)
Net Loss                    $(606,224)       $(151,790)       $(800)         $(758,814)
                             =========         ========        =====           =======
Basic and Diluted Loss Per
Common Share                $(0.15)                                           $(0.18)
                             ======                                            ======
<P>
                                   Pro Forma
                                   from inception
                                   through
                                   12/31/1998
<P>
Income                             $10,655
<P>
Costs and Expenses:
 General and administrative        $757,716
 Interest expense                    30,556
 Depreciation and amortization        1,502
 Total costs and expenses           789,774
Loss from Operations               (779,119)
Net Loss                          $(779,119)
Basic and Diluted Loss Per
Common Share                       (0.19)

<P>
                 PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1999
<P>
                                                                            Pro Forma
                                                                            From Inception
                          New Millennium           Pro Forma                through
                          Historical  Unergi, Inc. Adjustments   Pro Forma  12/31/99
<P>
Income                        $49,176  $      2    $             $49,178       59,833
<P>
Costs and Expenses:
General and administrative   $376,707  $140,596    $             $517,303   1,275,019
Interest expense               95,382         0                    95,382     125,938
Depreciation and amortization  23,072         0                    23,072      24,574
Total costs and expenses      495,161   140,596                   635,757   1,425,531
Loss from Operations         (445,985) (140,594)                 (586,579) (1,365,698)
<P>
Net Loss                    $(445,985)$(140,594)   $            $(586,579) (1,365,698)
                          =========   =======       =======      ========= ===========
Basic and Diluted Loss
Per Common Share              $(0.03)                              $(0.05)   $(0.11)
                              ======                                ======    ======

<P>
4.     Income Taxes
       ------------
<P>
The Company has available net operating loss carryforwards of $870,000 which expire through 2014.
<P>
After consideration of all the evidence, both positive and negative, management has determined that a full valuation allowance is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. Accordingly, components of the Company's net deferred income taxes are as follows:

                                                        1998              1999
      Deferred tax assets:
      Net operating loss carryforwards               $ 570,000         $ 870,000
      Valuation allowance for deferred tax asset      (570,000)         (870,000)
                                                     $    -            $    -

<P>
5.     Subsequent Events
       -----------------
<P>
On March 9, 2000, the Company acquired 100% of the issued and outstanding common stock of Scovel Corporation in exchange for 500,000 shares of the Company. As part of the merger, the Company is considered a successor issuer in order to comply with reporting requirements implemented by the NASDAQ stock market. Further, the Company is securing an agreement with a financial institution to provide an equity line of $25,000,000. Management's intention is, in part, to provide the necessary capital needed for the expected growth in the advertising business.
<P>
Also, subsequent to year-end, the Company entered into a two year operating lease, effective April 1, 2000, for its corporate offices with rent expense of $16,094 and $16,899 annually. The lease has a renewal option and requires the Company to pay certain common area costs.
<P>
On April 12, 2000, the Company entered into an agreement with Investment Management of America, Inc. (a major stockholder and financial consultant) to exchange 3,000,000 shares of Common Stock for 3,000,000 shares of Series A Convertible Preferred Stock. In connection with this agreement, the Company passed a resolution creating a Series A Convertible Preferred Stock as to 5,000,000 shares of its Preferred Stock.
<P>
In addition, the Company entered into a three year employment agreement with its President, as amended June 1, 2000, providing for compensation of $140,000 in the first year and $120,000 in the subsequent two years. The President is to receive 10 percent of all issued and outstanding Company common stock plus stock options which shall be determined by the Board of Directors.
<P>
Index to Exhibits
<P>
2.1 Agreement and Plan of Merger by and among New Millennium International, Inc. and Scovel Management Inc. dated March 9, 2000.
<P>
3.1     Articles of Incorporation of Scovel Management Inc.
        *
<P>
3.2     By-Laws of Scovel Management Inc. *
<P>
17.1    Resignation Letter of Gerald Ghini.
<P>
27.1.   Financial Data Schedule.
<P>
* Filed with Scovel Management Inc.'s Form 10-SB on January 27, 2000 (SEC File 000-29195)
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                      SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                     Scovel Management Inc.,
                     a Delaware corporation
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                     By:/s/ Gerald Ghini
                     ---------------------------------
                            Gerald Ghini
                            President
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DATED: November 16, 2000
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